             KEYSTONE AMERICA CAPITAL PRESERVATION AND INCOME FUND (FORMERLY KEYSTONE AMERICA CAPITAL PRESERVATION AND INCOME FUND-II)


                                     PART A


                                   PROSPECTUS

KEYSTONE CAPITAL PRESERVATION
AND INCOME FUND
PROSPECTUS JANUARY 30, 1996

  Keystone Capital Preservation and Income Fund (formerly Keystone America Capital Preservation and Income Fund-II) (the "Fund") is a mutual fund that seeks a high level of current income consistent with low volatility of principal by investing under ordinary circumstances at least 65% of its assets in adjustable rate securities issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, such as adjustable rate mortgage securities, loan pools and collateralized mortgage obligations. The Fund does not attempt to maintain a constant price per share. The Fund does, however, follow a strategy that seeks to minimize changes in its net asset value per share by investing primarily in adjustable rate securities whose interest rates are periodically reset when market rates change. The Fund seeks to maintain a relatively stable net asset value while providing high current income relative to high quality, short-term investment alternatives.

  Generally, the Fund offers three classes of shares. Information on share classes and their fee and sales charge structures may be found in the Fund's fee table, "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans," and "Fund Shares."

  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

KEYSTONE CAPITAL PRESERVATION
AND INCOME FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

  Additional information about the Fund is contained in a statement of additional information dated January 30, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed below.

TABLE OF CONTENTS
                                                                            Page
Fee Table                                                                    2
Financial Highlights                                                         3
The Fund                                                                     6
Investment Objective and Policies                                            6
Risk Factors                                                                 9
Investment Restrictions                                                     11
Pricing Shares                                                              11
Dividends and Taxes                                                         12
Fund Management and Expenses                                                13
How to Buy Shares                                                           15
Alternative Sales Options                                                   16
Contingent Deferred Sales Charge and
  Waiver of Sales Charges                                                   20
Distribution Plans                                                          21
How to Redeem Shares                                                        22
Shareholder Services                                                        24
Performance Data                                                            26
Fund Shares                                                                 26
Additional Information                                                      27
Additional Investment Information                                          (i)
Exhibit A                                                                  A-1

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FEE TABLE
                KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                       CLASS A SHARES         CLASS B SHARES          CLASS C SHARES
                                                          FRONT END              BACK END               LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                         LOAD OPTION           LOAD OPTION<F1>           OPTION<F2>
                                                          ---------             ---------               ---------
Sales Charge .......................................        3.00%<F3>    None                      None
  (as a percentage of offering price)
Contingent Deferred Sales Charge ...................        0.00%<F4>    3.00% in the first 12     1.00% in the first
  (as a percentage of the lesser of cost or                              month period declining    year and 0.00%
  market value of shares redeemed)                                       to 1.00% in the fourth    thereafter
                                                                         12 month period and
                                                                         0.00% thereafter
Exchange Fee (per exchange)<F5>.....................       $10.00        $10.00                    $10.00

ANNUAL FUND OPERATING EXPENSES<F6>
  After Expense Reimbursements
  (as a percentage of average net assets)
Management Fees ....................................        0.64%        0.64%                     0.64%
12b-1 Fees .........................................        0.25%        1.00%<F7>                 1.00%<F7>
Other Expenses .....................................        0.01%        0.01%                     0.01%
                                                            ----         ----                      ----
Total Fund Operating Expenses ......................        0.90%        1.65%                     1.65%
                                                            ====         ====                      ====

EXAMPLES<F8>                                                                    1 YEAR         3 YEARS        5 YEARS     10 YEARS
                                                                                ------         -------        -------     --------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period:
    Class A ................................................................    $39.00         $58.00         $78.00      $138.00
    Class B ................................................................    $47.00         $72.00         $90.00        N/A<F1>
    Class C ................................................................    $27.00         $52.00         $90.00      $195.00
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:

    Class A ................................................................    $39.00         $58.00         $78.00      $138.00
    Class B ................................................................    $17.00         $52.00         $90.00        N/A<F1>
    Class C ................................................................    $17.00         $52.00         $90.00      $195.00

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE SHOWN.

----------
<F1> Class B shares purchased on or after June 1, 1995 convert to Class A shares after six years. See "Class B Shares" for more information.
<F2> Class C shares are available only through dealers who have entered into special distribution agreements with Keystone
     Investment Distributors Company, the Fund's principal underwriter. See "Class C Shares" for more information.
<F3> The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
<F4> Purchase of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifing retirement or other plans are not subject to a sales charge, but are subject to a contingent deferred sales charge. See the "Class A Shares" and
     "Contingent Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
<F5> There is no exchange fee for exchange orders received by the Fund directly from an individual shareholder over the Keystone
     Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")
<F6> Expense ratios are estimated for the fiscal year ending September 30, 1996 after giving effect to the reimbursement by
     Keystone Investment Management Company ("Keystone") of expenses in accordance with certain voluntary expense limitations.
     Currently, Keystone has voluntarily limited annual expenses of the Fund's Class A, B and C shares to 0.90%, 1.65% and 1.65%
     of average net class assets, respectively. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. The estimated expense ratios above assume the extension of the expense limitations until September 30,
     1996, which Keystone is under no obligation to do. Prior to reimbursement, expense ratios for the fiscal year ended September
     30, 1996 for the Fund's Class A, B and C shares, respectively, are estimated to be 1.45%, 2.20% and 2.20%. Total Fund
     Operating Expenses for the fiscal year ended September 30, 1996 include indirectly paid expenses. For an explanation of expense reimbursements, see "Fund Management and Expenses."
<F7> Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. ("NASD").
<F8> The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS
                KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
                                CLASS A SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.


                                                            DECEMBER 30, 1994
                                                               (DATE OF
                                                         INITIAL OFFERING) TO
                                                           SEPTEMBER 30, 1995
                                                           ------------------

NET ASSET VALUE BEGINNING OF PERIOD ....................         $9.51
                                                                 -----
Income from investment operations:
Net investment income .................................           0.46
Net realized and unrealized gain (loss) on investments            0.14
                                                                 -----
Total from investment operations ......................           0.60
                                                                 -----
Less distributions from:
Net investment income .................................          (0.42)
In excess of net investment income ....................          (0.01)
                                                                 -----
Total distributions ...................................          (0.43)
                                                                 -----
NET ASSET VALUE END OF PERIOD ........................          $9.68
                                                                 =====
TOTAL RETURN (A) ......................................           6.36%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (b) ..................................           0.86%(c)(d)
  Net investment income ...............................           6.37%(d)
Portfolio turnover rate ...............................             67%
Net assets, end of period (thousands) .................         $19,293
----------
(a) Excluding applicable sales charges.
(b) Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 1.27% (annualized) for the period December 30, 1994 (Date of Initial Offering) to September 30, 1995.
(c) "Ratio of total expenses to average net assets" for the period ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the period December 30, 1994 (Date of Initial Offering) to September 30, 1995, the expense ratio would have been 0.82% (annualized).
(d) Annualized.

                             FINANCIAL HIGHLIGHTS
                KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
                                CLASS B SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                JULY 1, 1991
                                                     YEAR ENDED SEPTEMBER 30,                 (COMMENCEMENT OF
                                           ----------------------------------------------      OPERATIONS) TO
                                             1995         1994         1993       1992       SEPTEMBER 30, 1991
                                             ----         ----         ----       ----       ------------------
NET ASSET VALUE BEGINNING OF YEAR           $9.62        $9.91        $9.88       $10.06          $10.00
                                            -----        -----        -----       ------          ------
Income from investment operations:
Net investment income ..............         0.52         0.47         0.45         0.58            0.18
Net realized and unrealized gain
  (loss) on investments.............         0.03        (0.41)       (0.05)       (0.21)           0.06
                                            -----        -----        -----       ------          ------
Total from investment operations....         0.55         0.06         0.40         0.37            0.24
                                            -----        -----        -----       ------          ------

Less distributions from:
Net investment income ..............        (0.48)       (0.34)       (0.37)       (0.55)          (0.18)
In excess of net investment income .        (0.01)       (0.01)         0            0               0
                                            -----        -----        -----       ------          ------

Total distributions ................        (0.49)       (0.35)       (0.37)       (0.55)          (0.18)
                                            -----        -----        -----       ------          ------
NET ASSET VALUE END OF YEAR                 $9.68        $9.62        $9.91        $9.88          $10.06
                                            =====        =====        =====        =====          ======
TOTAL RETURN<F1> ...................         5.81%        0.58%        4.16%        3.71%           2.43%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses<F2> ...............         1.53%<F3>    1.50%        1.50%        1.36%           1.19%<F4>
  Net investment income ............         5.46%        4.05%        4.44%        5.50%           6.42%<F4>
Portfolio turnover rate ............           67%          34%          60%          41%              2%
Net assets, end of year (thousands).      $62,998      $95,761     $144,725     $186,742         $25,769

----------
<F1> Excluding applicable sales charges.
<F2> Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement the "Ratio of total expenses to average net assets" would have been 2.09%, 1.93%, 1.94%, 2.03% and 3.19%
     (annualized) for the years ended September 30, 1995, 1994, 1993, 1992, and the period July 1, 1991 (Commencement of
     Operations) to September 30, 1991, respectively.
<F3> "Ratio of total expenses to average net assets" for the year ended September 30, 1995 includes indirectly paid expenses.
     Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 1.50%.
<F4> Annualized.

                             FINANCIAL HIGHLIGHTS
                KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
                                CLASS C SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                             FEBRUARY 1, 1993
                                                YEAR ENDED SEPTEMBER 30,     (DATE OF INITIAL
                                                -----------------------     PUBLIC OFFERING) TO
                                                  1995            1994       SEPTEMBER 30, 1993
                                                  ----            ----      -------------------
NET ASSET VALUE BEGINNING OF YEAR ..             $ 9.60          $ 9.90           $ 9.82
                                                 ------          ------           ------
Income from investment operations:
Net investment income ..............               0.52            0.40             0.23
Net realized and unrealized gain
   (loss) on investments ...........               0.04           (0.35)            0.09
                                                 ------          ------           ------
Total from investment operations ...               0.56            0.05             0.32
                                                 ------          ------           ------
Less distributions from:
Net investment income ..............              (0.48)          (0.34)           (0.24)
In excess of net investment income .              (0.01)          (0.01)               0
                                                 ------          ------           ------
Total distributions ................              (0.49)          (0.35)           (0.24)
                                                 ------          ------           ------
Net asset value end of year ........             $ 9.67          $ 9.60           $ 9.90
                                                 ======          ======           ======
TOTAL RETURN<F1> ...................               5.93%           0.48%            3.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses<F2> ...............               1.53%<F3>       1.50%            1.50%<F4>
  Net investment income ............               5.51%           4.08%            2.91%<F4>
Portfolio turnover rate ............                 67%             34%              60%
Net assets, end of year (thousands)               $2,755          $2,874           $2,077

----------
<F1> Excluding applicable sales charges.
<F2> Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.08%, 1.94% and 1.67% (annualized) for the years ended September 30, 1995, 1994 and the period February 1, 1993 (Date of Initial Public Offering) to September 30,
     1993, respectively.
<F3> "Ratio of total expenses to average net assets" for years ended on or after September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 1.50%.
<F4> Annualized.

THE FUND
  The Fund is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on December 19, 1990. The Fund is one of thirty funds managed or advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
  The Fund's investment objective is to seek a high level of current income, consistent with low volatility of principal. The Fund pursues its investment objective by investing under ordinary circumstances at least 65% of its assets in loan pool securities ("Loan Pool(s)") or in mortgage securities or other securities collateralized by, or representing an interest in, a pool of mortgages (collectively, "Mortgage Securities") that have interest rates that reset at periodic intervals and are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund does not attempt to maintain a constant price per share. The Fund follows a strategy that seeks to minimize changes in its net asset value per share by investing primarily in adjustable rate securities, the interest rates of which are periodically reset when market rates change. The average dollar weighted reset period of adjustable rate securities held by the Fund will not exceed one year. The Fund seeks to provide a relatively stable net asset value while providing high current income relative to high quality, short-term investment alternatives.

  The investment objective of the Fund is fundamental and may not be changed without approval of the holders of a majority of the Fund's outstanding voting shares as defined in the Investment Company Act of 1940 ("1940 Act") (which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

  There is no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

INVESTMENT POLICIES AND APPROACH
  Keystone believes that by investing primarily in Mortgage Securities and Loan Pools with adjustable rates of interest issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund will achieve a less volatile net asset value per share than is characteristic of mutual funds that invest primarily in U.S. government securities paying a fixed rate of interest. Although the Fund does not attempt to maintain a constant price per share, this strategy seeks to minimize the extent of changes in the Fund's net asset value per share by investing in a diverse portfolio of securities, which Keystone believes will, when combined, experience relatively low price volatility.

  Unlike fixed rate mortgages and loans, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities ("ARMS") and adjustable rate Loan Pools ("AR Loan Pools") allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages or loans, resulting in both higher current yields and lower price fluctuations in the Fund's net asset value per share. The Fund is also affected by decreases in interest rates through periodic decreases in the coupons of the underlying mortgages or loans resulting in lower income to the Fund. This downward adjustment results in lower price fluctuations in the net asset value per share in a decreasing interest rate environment. As the interest rates on the mortgages or loans underlying the Fund's investments are reset periodically, coupons of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value per share of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed rate mortgages.

  The portion of the Fund that is not invested in ARMS and AR Loan Pools is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the net asset value per share. As a result, the overall impact on the Fund of this portion of the Fund's portfolio is expected to be neutral in terms of price risk.

  For example, the Fund may invest in GNMA, FNMA and FHLMC (each as hereinafter defined) fixed rate Mortgage Securities. The expected price behavior of fixed rate GNMA, FNMA and FHLMC Mortgage Securities is like that of other fixed rate debt securities in that their principal value rises as market interest rates fall and declines as market interest rates rise. For further information, see "Other Permitted Investments."

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including at this time (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.

PERMITTED  INVESTMENTS

  LOAN POOL SECURITIES
  A loan pool security is an interest in a pool of loans. Loans underlying the Loan Pools generally include working capital loans, equipment loans and real estate loans. Most Loan Pools consist of pass-through securities, which means that they provide investors with payments consisting of both interest and principal as loans in the underlying loan pool are paid off by the borrower. The Fund will invest only in Loan Pools that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such Loan Pools are called "modified pass-throughs," since the holder does not bear the risk of default on the underlying loan.

  Currently, the dominant issuer and guarantor of Loan Pools issued or guaranteed by the U.S. government, its agencies or instrumentalities is the Small Business Administration ("SBA"). The SBA creates Loan Pools from pools of SBA guaranteed portions of loans ("SBA Loan Pools"). SBA Loan Pools have a guarantee of timely payment of both principal and interest and are backed by the full faith and credit of the U.S. government.

  AR Loan Pools are pass-through Loan Pools collateralized by loans with adjustable rather than fixed interest rates, which means that there are periodic adjustments in their coupons subject to limitations or "caps" on the maximum and minimum interest that is charged to the borrower during the life of the loan or to maximum and minimum changes to that interest rate during a given period. The AR Loan Pools in which the Fund invests are primarily SBA Loan Pools and are actively traded in the secondary market.

  MORTGAGE SECURITIES
  Most Mortgage Securities are also "modified pass-through" securities. The dominant issuers or guarantors of Mortgage Securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation
("FHLMC").

  The Mortgage Securities either issued or guaranteed by GNMA, FNMA or FHLMC are called "pass-through" Mortgage Securities because a pro rata share of both regular interest and principal payments (less GNMA's, FNMA's or FHLMC's fees and any applicable loan servicing fees) as well as unscheduled early prepayments on the underlying mortgage pool are passed through monthly to the holder of the Mortgage Securities (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal. FHLMC guarantees timely payment of interest and the ultimate collection of principal. Mortgage Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government and are supported only by the credit of FNMA and FHLMC. Although their close relationship with the U.S. government is believed to make them high quality securities with minimal credit risks, the U.S. government is not obligated by law to support either FNMA or FHLMC. Historically, however, there have been no defaults in any FNMA or FHLMC issues.

  Adjustable rate mortgages are an increasingly important form of residential financing. Generally, adjustable rate mortgages are mortgages that have a specified maturity date and amortize in a manner similar to that of a fixed rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that adjustable rate mortgages will behave like fixed rate mortgages in that current levels of prepayments of principal on the underlying mortgages could accelerate. However, one difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgages the rate of amortization of principal as well as interest payments can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due a holder of an adjustable rate mortgage is calculated by adding a specified additional amount (margin) to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics, unique to the adjustable rate mortgages underlying the ARMS in which the Fund invests, that are believed to make ARMS attractive investments in seeking to accomplish the Fund's objective. For further information, see "Prepayments" in the section on "Risk Factors."

  COLLATERALIZED MORTGAGE OBLIGATIONS
  The Fund may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by Mortgage Securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for CMOs is actively traded.

  CMOs are structured by redirecting the total payment of principal and interest on the underlying Mortgage Securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying Mortgage Securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged Mortgage Securities.

  Most CMO issues have at least four classes. Classes with an earlier maturity receive priority on payments to assure the early maturity. After the first class is redeemed, excess cash flow not necessary to pay interest on the remaining classes is directed to the repayment of the next maturing class until that class is fully redeemed. This process continues until all classes of the CMO issue have been paid in full. Among the CMO classes available are floating (adjustable) rate classes, which have characteristics similar to ARMS, and inverse floating rate classes whose coupons vary inversely with the rate of some market index. The Fund may purchase any class of CMO other than the residual (final) class.

  An inverse floating rate CMO, i.e., an "inverse floater," bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

GENERAL
  Except as described above, the Fund does not currently intend to invest in derivative Mortgage Securities, including residual interests in Mortgage Securities.

OTHER PERMITTED INVESTMENTS
  The Fund may invest up to 35% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in certain instruments other than ARMS, adjustable rate CMOs or AR Loan Pools. Specifically, the Fund may so invest in the following instruments: obligations of the U.S. government, its agencies or instrumentalities, including the Federal Home Loan Banks, FNMA, GNMA, Bank for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, The Student Loan Marketing Association, FHLMC, SBA or the National Credit Union Administration. The Fund may assume a temporary defensive position, for example, upon Keystone's determination that market conditions so warrant. The Fund may not be pursuing its investment objective when it assumes a temporary defensive position. Although the securities described in this section are all issued or guaranteed by the U.S. government, its agencies or instrumentalities, the value of these securities, like those of other fixed income securities, fluctuates in response to changes in interest rates. When interest rates decline, the value of these securities can be expected to rise. Conversely, when interest rates rise, the value of these securities can be expected to decline. The corresponding increase or decrease in the value of fixed rate securities generally becomes more significant for instruments with longer remaining maturities or expected remaining lives.

INVESTMENT TECHNIQUES
  The Fund may enter into repurchase and reverse repurchase agreements and interest rate swap agreements. The Fund may also purchase and sell securities or rights to interest payments on a when issued or delayed delivery basis. The Fund will not, without thirty days prior notice to shareholders, enter into interest rate swap contracts or financial futures contracts and related options transactions. In addition, the Fund may use subsequently developed investment techniques related to any of its investment policies, unless such investment techniques violate the securities laws of any state in which the Fund's shares are registered for sale.

  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see "Additional Investment Information" and the statement of additional information.

ADDITIONAL INFORMATION
  An investment in the Fund may be a permissible investment for national banks, federal credit unions and some state savings and loan associations. Any financial institution considering an investment in the Fund should refer to the applicable laws and regulations governing its operations in order to determine if the Fund is a permissible investment.

RISK FACTORS
  Like any investment, your investment in the Fund involves an element of risk. Before you invest in the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information."

  By itself the Fund does not constitute a balanced investment program. You should take into account your own investment objectives as well as your other investments when considering an investment in the Fund.

  Should the Fund need to raise cash to meet a large number of redemptions it might have to sell portfolio securities at a time when it would be disadvantageous to do so.

PREPAYMENTS
  The Mortgage Securities and Loan Pools in which the Fund principally invests differ from conventional bonds in that principal is repaid over the life of the investment rather than at maturity. As a result, the holder of the investment (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages or loans. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing investment.

RESETS
  The interest rates paid on the securities held in AR Loan Pools, ARMS and adjustable rate CMOs in which the Fund invests are readjusted at intervals of up to three years (generally one year or less) to an increment over some predetermined interest rate index.

  The Fund's net asset value per share could vary to the extent that current interest rates on Loan Pools or Mortgage Securities are different from market interest rates during periods between coupon reset dates. During periods of rising or falling interest rates, changes in the coupon rate lag behind changes in the market rate, possibly resulting in a net asset value per share which is slightly lower or higher, as the case may be, until the coupon resets to market rates. Investors could suffer some principal loss if they sold their shares of the Fund during periods of rising interest rates before the interest rates on the underlying mortgages or loans were adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Fund's net asset value per share will fluctuate as well.

CAPS AND FLOORS
  The underlying loans or mortgages that collateralize the AR Loan Pools, ARMS and CMOs in which the Fund invests will frequently have caps and floors, which limit the maximum amount by which the loan rate to the borrower may change up or down per reset or adjustment interval and over the life of the loan.

  The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of loans or mortgages held as investments to reach their maximum allowable annual or lifetime reset limits (cap rates). Fluctuation in interest rates above these levels would cause such mortgages or loans to "cap" out and to behave more like long-term fixed rate debt securities. Conversely, the Fund will not benefit from decreases in interest rates to the extent that prepayments increase. In addition, when interest rates decline, the Fund's income will be reduced when the interest rate on an underlying adjustable rate mortgage is reduced.

ADDITIONAL FACTORS
  It is possible in an environment in which interest rates on short-term fixed rate debt securities are rising faster than interest rates on long-term fixed rate debt securities that the Fund's investments may not perform as expected primarily because of the reset risk described above. In this abnormal interest rate environment, the market value of Mortgage Securities in general will typically under-perform other fixed rate debt securities.

  ARMS and AR Loan Pools may be less effective as a means of "locking in" long-term interest rates than fixed rate debt securities. The market value of ARMS and AR Loan Pools will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, ARMS and AR Loan Pools have less risk of a decline than fixed rate debt securities of comparable maturities during periods of rapidly rising rates and have less potential than such investments for capital appreciation due to their adjustable rate features and the likelihood of increased prepayments of mortgages or loans as interest rates decline.

  To the extent that ARMS and AR Loan Pools are purchased at a premium, mortgage foreclosures or loan defaults and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid over the face value of the security. On the other hand, if ARMS and AR Loan Pools are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income.

  While the securities in which the Fund may invest are issued or guaranteed by the U.S. government, its agencies or instrumentalities, the market value of such securities is not guaranteed. In addition, current yield levels should not be considered representative of yields for any future period of time.

  If and when the Fund invests in zero coupon bonds, the Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. The Fund has undertaken to a state securities authority to disclose that zero coupon securities pay no interest to holders prior to maturity, and that the interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

  Past performance should not be considered representative of results for any future period of time.

  For further information about the risks associated with the Fund's investments and investment techniques, see "Additional Investment Information" and the statement of additional information.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the approval of a 1940 Act majority of the Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in the statement of additional information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

  Generally, the Fund may not do the following:

    (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer; this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

    (2) borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of its net assets provided that, while borrowings (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such excess borrowings will be repaid before additional investments are made; and

    (3) make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements.

  If a percentage limit is satisfied at the time of an investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

PRICING SHARES
  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for the purpose of pricing Fund shares) except on days when changes in the value of the Fund's portfolio securities do not affect its current net asset value per share. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding. Net asset value per share is calculated to two decimal places for purposes of purchases and redemptions of the Fund's shares.

  The Fund values most of its securities at the mean of the bid and asked price at the time of valuation and values other securities at fair value according to procedures established by the Board of Trustees, including valuing certain of its fixed rate Mortgage Securities and Loan Pools on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in Mortgage Securities and Loan Pools, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value.

  The Fund values short-term investments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at market. Short-term securities with remaining maturities of more than 60 days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. All other investments are valued at market value or, where market quotations are not readily available, are valued at fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

DIVIDENDS AND TAXES
  The Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare and distribute all net realized long-term capital gains annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge. Shareholders who have not opted to receive cash prior to the payable date for any net investment income dividend or the record date for any capital gains distribution will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value per share is used in computing the number of shares in both capital gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to you within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from you before the record or payable date, as the case may be, it will assume that you wish to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge, while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year. If the Fund qualifies and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  Any distribution declared in October, November or December to shareholders of record in such a month, and paid by the following January 31, will be includable in the taxable income of the shareholders December 31 of the year in which such distribution was declared.

  The Fund intends to distribute its net long-term capital gains as capital gain dividends. Such dividends are treated by shareholders as long-term capital gains regardless of the length of time the shareholder has owned the shares. These distributions will be designated as long-term capital gain dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long term capital loss on such shares to the extent of the capital gains distribution received in connection with such shares.

  Since none of the Fund's income will consist of corporate dividends, no distributions will qualify for the corporate dividends received deduction.

FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Board of Trustees, Keystone serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business and affairs.

INVESTMENT ADVISER
  Keystone, the Fund's investment adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly named Keystone Group, Inc.) ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Investments Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the Fund, (the "Advisory Agreement"), Keystone provides investment advisory and management services to the Fund.

  The Fund pays Keystone a fee for its services at the annual rate set forth below:
                                                           Aggregate Net Asset
Management                                                 Value of the Shares
Fee                                                                of the Fund
--------------------------------------------------------------------------------
                           2% of Gross Dividend and
                               Interest Income
                                     plus
0.50% of the first                                          $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000

computed as of the close of business each business day and paid daily.

  During the fiscal year ended September 30, 1995, the Fund paid or accrued to Keystone investment management and administrative services fees of $605,247, which represented 0.64% of the Fund's average net assets.

  The Advisory Agreement continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of independent Trustees ("Independent Trustees") in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone, or by a vote of shareholders of the Fund.

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and management fee discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to, transfer, dividend disbursing and shareholder servicing agent costs and expenses; custodian costs and expenses; fees of its Independent Trustees, its independent auditors, its legal counsel, and legal counsel to its Board of Trustees; and fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges and taxes and certain extraordinary expenses.

  In connection with the expense limits in effect for the fiscal year ended September 30, 1995, Keystone reimbursed the Fund $65,140, $421,990, and $15,875 for Class A, Class B and Class C shares, respectively. Keystone has voluntarily limited annual expenses of each of the Fund's Class A, B and C shares to 0.90%, 1.65% and 1.65%, respectively, of average daily net assets. Keystone currently intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone, from time to time, will make determinations whether to continue these expense limits and, if so, at what rates. Keystone will not be required to reimburse the Fund for amounts in excess of an expense limit if such reimbursement would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

  For the fiscal year ended September 30, 1995, after expense reimbursements, the Fund's Class A, Class B and Class C shares each paid 0.86% (annualized), 1.53% and 1.53%, respectively, of its average net assets in expenses.

  During the fiscal year ended September 30, 1995, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent, and Keystone Investments $17,744 for certain accounting and printing services and $177,284 for transfer agent fees. KIRC is a wholly-owned subsidiary of Keystone.

PORTFOLIO MANAGER
  Christopher P. Conkey has been the Fund's portfolio manager since 1991. Mr. Conkey is a Keystone Senior Vice President with over 12 years of investment experience.

SECURITIES TRANSACTIONS
  Under policies established by the Fund's Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may follow a policy of considering, as a factor, the number of shares of the Fund sold by such broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Fund's principal underwriter or their affiliates.

  The Fund may pay higher commissions to broker-dealers who provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER
  The Fund's turnover rates for the fiscal years ended September 30, 1995 and 1994 were 67% and 34%, respectively.

  High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. For further information about brokerage and distributions, see the statement of additional information.

HOW TO BUY SHARES
  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  In addition, you may open an account for the purchase of Fund shares by mailing to the Fund, c/o KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application, specifying that you are investing in the Fund, and a check payable to the Fund. Or you may telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application specifying that you are investing in the Fund. Subsequent investments in the Fund's shares in any amount may be made by check, by wiring Federal funds or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other applicable firms prior to the close of the Exchange and received by the Principal Underwriter prior to its close of its business day will be confirmed at the offering price effective as of the close of trading on the Exchange on that day. Orders for shares received other than as stated above will receive the offering price equal to the net asset value per share next determined (generally the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  Your initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly.

  Shares become entitled to income distributions declared on the first business day following receipt by KIRC of payment for the shares. It is the investor's responsibility to see that his or her broker-dealer promptly forwards payment to the Principal Underwriter for shares being purchased through a broker-dealer.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to KIRC by calling toll free 1-800-343-2898 or writing to KIRC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
  Generally, the Fund offers three classes of shares:

CLASS A SHARES -- FRONT END LOAD OPTION
  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed except as follows: Class A shares purchased on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front end sales charge, will be subject to a contingent deferred sales charge for the 24 month period following the date of purchase. Certain Class A shares purchased prior to April 10, 1995 may be subject to a deferred sales charge upon redemption during the one year period following the date of purchase.

CLASS B SHARES -- BACK END LOAD OPTION
  Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a contingent deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge if redeemed during the 48 month period commencing with and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a contingent deferred sales charge if redeemed during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for six years from and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing exchange rights.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading the cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.

CLASS A SHARES

  Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                                           AS A % OF         CONCESSION TO
                                                                          AS A % OF       NET AMOUNT     DEALERS AS A % OF
AMOUNT OF PURCHASE                                                   OFFERING PRICE        INVESTED<F1>     OFFERING PRICE
--------------------------------------------------------------------------------------------------------------------------
Less than $100,000 ..........................................                 3.00%            3.09%                 3.00%
$100,000 but less than $250,000 .............................                 2.50%            2.56%                 2.50%
$250,000 but less than $500,000 .............................                 1.50%            1.52%                 1.50%
$500,000 but less than $1,000,000 ...........................                 1.00%            1.01%                 1.00%
----------

<F1> Rounded to the nearest one-hundredth percent.

                ----------------------------------------------


  Purchases of the Fund's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan or a tax sheltered annuity plan sponsored by a public educational entity having 5,000 or more eligible employees (a "TSA Plan"), will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase").

  With respect to NAV Purchases, the Principal Underwriter will pay broker/ dealers or others concessions based on (1) the investor's cumulative purchases during the one-year period beginning with the date of the initial NAV Purchase and (2) the investor's cumulative purchases during each subsequent one-year period beginning with the first NAV Purchase following the end of the prior period. For such purchases, concessions will be paid at the following rate:
0.50% of the investment amount up to $4,999,999, plus 0.25% of the investment amount over $4,999,999.

  With the exception of Class A shares acquired by a TSA Plan, Class A shares acquired on or after April 10, 1995 in an NAV Purchase are subject to a contingent deferred sales charge of 0.50% upon redemption during the 24 month period commencing on the date the shares were originally purchased. Class A shares acquired by a TSA Plan in an NAV Purchase are not subject to a contingent deferred sales charge. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 are subject to a contingent deferred sales charge of 0.25% upon redemption during the one year period commencing on the date such shares were originally purchased.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipient on the books of the Fund for specified periods.

  Upon written notice to dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares which are included in a broker dealer or investment adviser managed fee based program (a wrap account) with broker/dealers or investment advisers who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

  In addition, upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month by month basis and may be modified or terminated in the future.

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses associated with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) as service fees currently at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipients on the books of the Fund for specified periods.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge.

  With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:

                                                 DEFERRED
                                                  SALES
                                                  CHARGE
REDEMPTION TIMING                                IMPOSED
-----------------                                -------

First twelve month period ....................    3.00%
Second twelve month period ...................    3.00%
Third twelve month period ....................    2.00%
Fourth twelve month period ...................    1.00%

No deferred sales charge is imposed on amounts redeemed thereafter.

  With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

  When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased on or after June 1, 1995 that have been outstanding for six years from and including the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to KIRC.) Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of such Class B shareholders.

  In addition to the exchange privileges described in the section of the prospectus entitled "Exchanges," Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years, as a general matter, may be exchanged for Class A shares of the Fund without imposition of a front end sales charge.

  The Class B shares so converted or exchanged will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion or exchange, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted or exchanged.

  For more information on current exchange privileges, see "Exchanges."

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Class B shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission equal to 2.75% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient on the books of the Fund for specified periods. See "Distribution Plans" below.

CLASS C SHARES

  Class C shares are offered only through dealers who have entered into special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan") that provides for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Class C shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above. The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans") plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by such recipients on the books of the Fund for specified periods. See "Distribution Plans" below.

CONTINGENT DEFERRED SALES CHARGE
AND WAIVER OF SALES CHARGES
  Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

  No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one year or two years, as the case may be; (4) Class B shares held during more than four consecutive calendar years or more than 48 months, as the case may be; or
(5) Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder;
(2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  The Fund also may sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  From time to time, the Principal Underwriter may provide promotional incentives, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, from time to time, dealers may receive additional cash payments. The Principal Underwriter may provide written information to dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealers.

  The Principal Underwriter may also pay banks or other financial service firms that facilitate transactions in shares of the Fund for their clients a transaction fee (up to the level of payments allowed by dealers for sale of shares as described above). The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS
  As described above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD currently limits the amount that a Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits such annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

  If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

  In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

  For the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter $34,962, $761,357 ($759,804 with respect to Class B shares sold prior to June 1, 1995 and $1,553 with respect to Class B shares sold on or after June 1, 1995) and $29,051 pursuant to the Fund's Class A, Class B and Class C Distribution Plans, respectively.

  Under NASD rules, the maximum uncollected amounts for which the Principal Underwriter may seek payment from the Fund under its Distribution Plans were, as of September 30, 1995, $8,487,962 for Class B shares purchased prior to June 1, 1995 (13.47% of such Class B net assets at September 30, 1995) and $42,766 for Class B shares purchased on or after June 1, 1995 (0.07% of such Class B net assets at September 30, 1995) and $380,401 for Class C shares (13.81% of Class C net assets at September 30, 1995).

  Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO REDEEM SHARES
  You may redeem shares for cash at their net asset value upon written order by you to the Fund, c/o KIRC, and presentation to the Fund of a properly endorsed share certificate if certificates have been issued. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone you must have completed the authorization in your account application.

  The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. The Fund may impose a deferred sales charge at the time of redemption of certain shares as explained in "Alternative Sales Options."

  If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable contingent deferred sales charge (as described above), will be made within seven days thereafter except as discussed herein.

  You may also redeem your shares through broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase the Fund's shares upon orders from dealers at the redemption value described above computed on the day the Principal Underwriter receives the order. If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fees for this service. Your broker-dealer, however, may do so.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund and KIRC may waive this requirement, but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption or repurchase order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. You must complete the pertinent section of the application to enjoy telephone redemption privileges.

  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemption proceeds to be sent, they will be mailed by check.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth above.

SMALL ACCOUNTS
  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shares in your account if its value has fallen to less than $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of the account to the minimum investment level. No contingent deferred sales charges are applied to such redemptions.

REDEMPTIONS IN KIND
  If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder in any 90 day period up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

GENERAL
  The Fund reserves the right, at any time, to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from KIRC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price, total return and yield quotations as well as the ability to do account transactions, including investments and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  A shareholder who has obtained the appropriate prospectus may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares may be exchanged for the same type of Class B shares of other Keystone America Funds and for the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are

  (1) Class A shares acquired in an NAV purchase or otherwise without a front end sales charge, or

  (2) Class B shares that have been held for less than 48 months or four years, as the case may be, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares for another Keystone Fund for a $10 fee by calling or by writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. Shares purchased by check are eligible for exchange after 15 days. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to change the service charge for any exchange.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of KLT shares determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the funds are open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

CHECKWRITING
  If requested, the Fund will establish a checking account for each class of shares held by you with State Street Bank and Trust Company (the "Bank"). Checks may be drawn for $500 or more payable to anyone. When a check is presented to the Bank for payment, it will cause the Fund to redeem at the net asset value next determined a sufficient number of your shares to cover the check. You receive the daily dividends declared on the shares redeemed to cover your check through the day the Bank instructs the Fund to redeem them. There is currently no charge to you for this checking account. A redemption by check constitutes a sale for federal tax purposes and may result in a taxable event for the shareholder.

  Amounts redeemed by check will be subject to the contingent deferred sales charge if applicable.

KEYSTONE AMERICA MONEY LINE
  Keystone America Money Line eliminates the delay of mailing a check or the expense of wiring funds. You must request the service on your application. Keystone America Money Line allows you to authorize electronic transfers of money to purchase the Fund's shares in any amount and to redeem up to $50,000 worth of the Fund's shares. You can use Keystone America Money Line like an "electronic check" to move money between your bank account and your account in the Fund with one telephone call. You must allow two business days after the call for the transfer to take place. For money recently invested, you must allow normal check clearing time before redemption proceeds are sent to your bank.

  You may also arrange for systematic monthly or quarterly investments in your account. Once proper authorization is given, your bank account will be debited to purchase shares in the Fund. You will receive confirmation from the Principal Underwriter for every transaction.

  To change the amount of or terminate a Keystone America Money Line service (which could take up to 30 days), you must write to KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, and include your account number.

AUTOMATIC WITHDRAWAL PLAN
  Under an Automatic Withdrawal Plan, if your account for the Fund's shares has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund shares in your account when the Automatic Withdrawal Plan is opened. Excessive withdrawals may decrease or deplete the value of your account.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the net asset value of the selected class is relatively low and fewer shares being purchased when the fund's net asset value is relatively high, which may cause a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must have established an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application the dollar amount of each monthly or quarterly investment (minimum $100) you wish to make and the fund in which the investment is to be made. Thereafter, on the first day of the designated month an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

  If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

RETIREMENT PLANS
  The Fund has various pension and profit sharing plans available to investors, including Individual Retirement Accounts ("IRAs"); Rollover IRAs; Simplified Employee Pension Plans ("SEPs"); Tax Sheltered Annuity Plans ("TSAs"); 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; Pension and Target Benefit Plans; Money Purchase Pension Plans; and Salary-Reduction Plans. For details, including fees and application forms, call toll free 1- 800-247-4075 or write to KIRC.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value per share.

PERFORMANCE DATA
  From time to time, the Fund may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return and yield are computed separately for each class of shares of the Fund. Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc. Standard & Poor's Corporation, Ibbotson Associates, or other industry publications.

FUND SHARES
  Generally, the Fund currently has authorized three classes of shares, which participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares, or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. As prescribed by Section 16(c) of the 1940 Act, the Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION
  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with an appropriate regulatory organization. Under such agreements, the bank, primary dealer or other financial institution agrees to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value will be determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund only intends to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees of the Fund has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE  AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. Such practices may constitute leveraging. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission has taken the position that reverse repurchase agreements are subject to the percentage limit on borrowings imposed on a fund under the 1940 Act.

"WHEN ISSUED" SECURITIES
  The Fund may also purchase and sell securities on a when issued or delayed delivery basis. When issued and delayed delivery transactions arise when securities or rights to interest on securities are purchased or sold by the Fund with payment and delivery taking place in the future. This practice is intended to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued or delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund, however, until it receives payment or delivery from the other party to the transaction. The Securities and Exchange Commission has established certain requirements to assure that a fund is able to meet its obligations under these contracts. For example, a separate account of liquid assets equal to the value of such purchase commitments may be maintained until payment is made. When issued or delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities prior to their delivery. To the extent the Fund engages in when issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities or rights to interest on securities consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund does not currently intend to invest more than 5% of its assets in when issued or delayed delivery transactions.

LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made, however, to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

                                                                       EXHIBIT A

                            REDUCED SALES CHARGES

  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 2.50% of the offering price, as indicated in the sales charge schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000 of Fund shares, the sales charge for the $5,000 purchase would be at the next lower sales charge of 2.50% of the offering price as indicated in the sales charge schedule. KIRC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by KIRC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by KIRC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, KIRC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by KIRC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints KIRC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or KIRC that a Letter of Intent is in effect each time a purchase is made.

                      -------------------------------------
                                KEYSTONE AMERICA
                                  FUND FAMILY
                                       o
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund
                      -------------------------------------

[logo] KEYSTONE
       INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034

[recycle logo]

                                    KEYSTONE

                                    --------

                                    --------

                                    CAPITAL
                                PRESERVATION AND
                                  INCOME FUND

                                     [logo]

                                 PROSPECTUS AND
                                  APPLICATION

             KEYSTONE AMERICA CAPITAL PRESERVATION AND INCOME FUND (FORMERLY KEYSTONE AMERICA CAPITAL PRESERVATION AND INCOME FUND-II)


                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                 KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 30, 1996


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Capital Preservation and Income Fund (formerly named Keystone America Capital Preservation and Income Fund and formerly Keystone America Capital Preservation and Income Fund - II) (the "Fund") dated January 30, 1996. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, or your broker-dealer.


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                           Page

         The Fund                                            2
         Investment Objective and Policies                   2
         Investment Restrictions                             3
         Distributions and Taxes                             6
         Valuation of Securities                             7
         Sales Charges                                       8
         Distribution Plans                                 12
         Investment Adviser                                 15
         Trustees and Officers                              18
         Principal Underwriter                              22
         Brokerage                                          23
         Declaration of Trust                               25
         Standardized Total Return and Yield Quotations     27
         Additional Information                             28
         Appendix                                          A-1
         Financial Statements                              F-1
         Independent Auditors' Report                      F-12



#1016065f

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

         The Fund is an open-end diversified management investment company commonly known as a mutual fund. The Fund was formed as Massachusetts business trust on December 19, 1990. The Fund is one of thirty funds managed or advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser.

         On December 30, 1994, the Fund acquired substantially all of the assets of Keystone America Capital Preservation and Income Fund in exchange for Class A shares of the Fund. Immediately following the reorganization, the Fund changed its name from Keystone America Capital Preservation and Income Fund - II to Keystone America Capital Preservation and Income Fund. On May 1, 1995, the Fund changed its name to Keystone Capital Preservation and Income Fund.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund.


--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

         The following information supplements that in the prospectus:

MORTGAGE SECURITIES

         The Government National Mortgage Association ("GNMA") creates mortgage securities ("Mortgage Securities") from pools of government-guaranteed or insured Federal Housing Authority ("FHA") or Veterans Administration ("VA") mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. The Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue Mortgage Securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

ADDITIONAL CHARACTERISTICS OF THE FUND'S MORTGAGE SECURITIES INVESTMENTS

         ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable Rate Mortgage Securities ("ARMs") are pass-through Mortgage Securities collateralized by mortgages with adjustable rather than fixed interest rates. The ARMs in which the Fund invests are issued primarily by GNMA, FNMA and FHLMC and are actively traded in the secondary market. The underlying mortgages that collateralize ARMs issued by GNMA are fully guaranteed by the FHA or the VA, while those collateralizing ARMs issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

RESET CHARACTERISTICS OF THE FUND'S LOAN POOLS AND MORTGAGE SECURITIES

         The interest rates paid on the loan pool securities, ARMs and collateralized mortgage obligations ("CMOs") in which the Fund invests are generally readjusted at intervals of three years or less to an increment over some predetermined interest rate index. There are various categories of indices, including (1) those based on United States ("U.S.") Treasury securities; (2) those derived from a calculated measure, such as a cost of funds index; or (3) a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates; the three-month Treasury Bill rate; the 180-day Treasury Bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"); the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.


--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The following investment restrictions of the Fund are fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting shares (which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value. The Fund shall not do any of the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer; this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (2) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         (3) pledge more than 15% of its net assets to secure indebtedness (the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets);

         (4) borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that, while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such excess borrowings will be repaid before additional investments are made;

         (5) make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

         (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         (7) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

         (8) purchase securities on margin except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

         (9) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

         (10) purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and may engage in financial futures contracts and related options transactions; and

         (11) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

         The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including at this time (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of its net assets.

         Additional restrictions adopted for the Fund, which may be changed by the Board of Trustees, provide that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Fund, officers, Trustees or Directors of the Fund or Keystone each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Fund or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Fund may not be purchased from or sold to Keystone or any affiliate thereof or any of their Directors, officers or employees. Portfolio securities of the Fund may be loaned if collateral values are continuously maintained at not less than 100% by "marking to market" daily.

         The Fund is also subject to various investment restrictions imposed by certain states securities authorities. These restrictions are not fundamental and do not require a shareholders' vote to be changed.

         Specifically, so long as the respective state authority requires and shares of the Fund are registered for sale in that state, the Fund

         (1) (a) will not invest in interests in oil, gas or other mineral exploration or development programs, except publicly traded securities of companies engaging in such activities; and (b) will not purchase puts, calls, straddles, spreads or combinations thereof, if by reason thereof the value of its aggregate investments in such securities will exceed 5% of its total assets, except that it may purchase "stand-by commitments" and master demand notes;

         (2) (a) will limit its purchase of warrants to 5% of net assets, of which 2% may be warrants not listed on the New York Stock Exchange (the "Exchange"); (b) will not invest in oil, gas or other mineral leases;

         (3) will not write, buy or sell stock index futures, financial futures contracts or options thereon unless (a) the option is written by other persons;
(b) the options on futures are offered through the facilities of a national securities association approved by the state or are listed on a national securities or commodities exchange; (c) the aggregate premiums paid on all options held at any time do not exceed 20% of the Fund's net assets; and (d) the aggregate margin deposits required on all futures and options thereon at any time do not exceed 5% of the Fund's total assets; and

         (4)  will not invest in real estate limited partnerships.

         In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

         Although not a fundamental restriction or policy requiring a shareholder's vote to change, the Fund has agreed that so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund will maintain 300% asset coverage on any leverage or bank borrowings.


--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         The Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare all net realized long-term capital gains annually. Fund distributions are made in the form of additional shares of that class of shares upon which the distribution is based or, at the option of the shareholder, in cash. Distributions are taxable whether paid in cash or shares. All shareholders may receive dividends in shares without being subject to a deferred sales charge when such shares are redeemed. Shareholders who have not opted prior to the record date for any distribution to receive cash will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary before the record date, it will assume that the shareholder wishes to receive that distribution and all future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         It is not expected that the Fund's income dividends will be eligible for the corporate dividends received deduction. Distributed long term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long term capital loss on such shares to the extent of the capital gains distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment, though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation and such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the books of the Fund, but will be made on a federal income tax basis. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.


--------------------------------------------------------------------------------
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         Current values for the Fund's portfolio securities are determined in the following manner:

         1. securities for which market quotations are readily available are valued at market value, which is deemed to be the mean of the bid and asked prices at the time of valuation;

         2. (a) short-term investments having maturities of sixty days or less when purchased are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

            (b) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and which in either case reflects fair value as determined by the Fund's Board of Trustees;

         3. short-term investments having maturities of more than sixty days, for which market quotations are readily available, are valued at current market value; and

         4. the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which market quotations are not readily available; and (b) other assets.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing Mortgage Securities. As a result, depending on the particular Mortgage Securities owned by the Fund, it is likely that most of the valuations for such obligations will be based upon their fair value determined under procedures approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of the Fund's Mortgage Securities and certain other securities. Securities for which market quotations are readily available are valued on a consistent basis at that price quoted that, in the opinion of the Board of Trustees or the person designated by the Board of Trustees to make the determination, most nearly represents the market value of the particular security. Any securities for which market quotations are not readily available or other assets are valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Board of Trustees.


--------------------------------------------------------------------------------
                                 SALES CHARGES
--------------------------------------------------------------------------------

GENERAL

         Generally, the Fund currently offers three classes of shares: Class A, B and C shares. The Fund began publicly offering its Class A shares on January 3, 1995. Class A shares are offered with a maximum front end sales charge of 3.00% payable at the time of purchase ("Front End Load Option"). Class B Shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge payable upon redemption during the 48 month period commencing with and including the month of purchase. Class B shares purchased prior to June 1, 1995 are sold without an initial sales charge and are subject to a contingent deferred sales charge payable upon redemption within three calendar years after the year of purchase ("Back End Load Option"). Class B shares purchased on or after June 1, 1995 that have been outstanding for six years commencing with and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge. Class B shares purchased prior to June 1, 1995 may be exchanged for Class A shares as described in the prospectus. (Conversion of Class B shares represented by stock certificates will require the return of stock certificates to Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Fund and a description of applicable contingent deferred sales charges.

CONTINGENT DEFERRED SALES CHARGES

         A contingent deferred sales charge is imposed at the time of redemption of certain Fund shares as follows:

CLASS A SHARES

         With certain exceptions, purchases of Class A shares made on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 and/or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a contingent deferred sales charge of 0.50% during the 24 month period following the date of purchase. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 may be subject to a contingent deferred sales charge of 0.25% upon redemption during the one-year period commencing on the date such shares were originally purchased. The contingent deferred sales charge will be retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge as a percentage of the lesser of net asset value or net cost of such Class B shares redeemed during succeeding twelve-month periods as follows: 3% during the first period; 3% during the second period; 2% during the third period; and 1% during the fourth period. No deferred sales charge is imposed on amounts redeemed thereafter.

         With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS C SHARES

         With certain exceptions, the Fund may impose a deferred sales charge of 1% on Class C shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

         No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one or two years, as the case may be, from the date of purchase; (4) Class B shares held during more than four consecutive calendar years or more than 48 months from and including the month of purchase, as the case may be; or (5) Class C shares held for more than one year from the date of purchase.

         Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no contingent deferred sales charge imposed when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, when shares of one such class of a fund have been exchanged for shares of another such class of a fund, for purposes of any future contingent deferred sales charge, the calendar year of purchase of the shares being exchanged is deemed to be the year shares being acquired by exchange were originally purchased.

WAIVER OF SALES CHARGES

         Shares also may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of an initial sales charge or a contingent deferred sales charge to officers, Directors, Trustees, full-time employees and sales representatives of the Fund, Keystone Management, Inc. ("Keystone Management"), Keystone, Keystone Investments, Inc. (formerly named Keystone Group, Inc.) ("Keystone Investments"), Harbor Capital Management Company, Inc., their subsidiaries and the Principal Underwriter, who have been such for not less than ninety days and to the pension and profit-sharing plans established by such companies, their subsidiaries and affiliates, for the benefit of their officers, Directors, Trustees, full-time employees and sales representatives, and to registered representatives of firms which have dealer agreements with the Principal Underwriter; provided all such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         In addition, a sales charge is not imposed on a purchase of Fund shares by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund and/or any other Keystone Investments Fund is at least $500,000 in the aggregate and any commission paid at the time of such purchase is not more than 1% of the amount invested. Moreover, no deferred sales charge is imposed on redemptions of such shares.

         No contingent deferred sales charge is imposed on redemptions of shares of the Fund held by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund and/or any fund in the Keystone Investments Family of Funds is at least $500,000 in the aggregate, and no commission has been paid.

         With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA qualified plans if the shareholder is at least 59-1/2 years old; (4) involuntary redemptions of accounts with a net asset value of less than $1,000; (5) automatic withdrawals under a automatic withdrawal plan of up to 1-1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


--------------------------------------------------------------------------------
                        DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") permits investment companies such as the Fund to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its classes of shares under individual Distribution Plans adopted pursuant to Rule 12b-1 for each class of shares (referred to herein as the "Distribution Plans" or "Plans").

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. NASD rules also limit the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that the Fund may expend daily amounts currently at the rate of 0.25% of the Fund's average daily net asset value attributable to Class A shares to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to a principal underwriter of the Fund (currently the Principal Underwriter) to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at such intervals as the Principal Underwriter any determine, in respect of Class A shares maintained by such recipients on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipients on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS

     The Fund has adopted Distribution Plans for its Class B shares that provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class B shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipients on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission equal to 2.75% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by such recipient on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with each Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. See also "Distribution Plans - General."

         If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan. If a Class B Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

CLASS C DISTRIBUTION PLAN. The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipients on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, brokers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by such recipients on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         Whether any expenditure under a Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

         Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class of the Fund. Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by the Trustees, including the Independent Trustees.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans are expected to benefit the Fund.

         During the period December 30, 1994 (date of initial offering) to September 30, 1995, the Fund paid or accrued to the Principal Underwriter $34,962 under its Class A Distribution Plan. During the fiscal year ended September 30, 1995, the Fund paid or accrued to the Principal Underwriter $761,357 ($759,804 for Class B shares sold prior to June 1, 1995 and
$1553 for Class B shares sold on or after June 1, 1995) and $29,051 pursuant to the Fund's Class B and C Distribution Plans, respectively. These amounts represent 0.22% (annualized), 1.00% and 1.00%, respectively, of the average daily net assets of Class A, B and C.


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business and affairs.

         Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey, and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Investments Family of Funds.

         Pursuant to an Investment Advisory and Management Agreement between the Fund and Keystone (the "Advisory Agreement"), and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the Fund's operation and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Advisory Agreement and pay or reimburse the Fund for the compensation of officers and Trustees of the Fund who are affiliated with the investment adviser as well as pay all expenses of Keystone incurred in connection with the provision of its services. All charges and expenses other than those specifically referred to as being borne by Keystone will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions; brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plans; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission ("SEC" or "Commission") or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services to the Fund at the annual rate set forth below:

Annual                                        Aggregate Net Asset
Management                                    Value of the Shares
Fee                                                   of the Fund
-----------------------------------------------------------------
                     2% of Gross Dividend and
                       Interest Income plus
0.50%     of the first                        $ 100,000,000, plus
0.45%     of the next                         $ 100,000,000, plus
0.40%     of the next                         $ 100,000,000, plus
0.35%     of the next                         $ 100,000,000, plus
0.30%     of the next                         $ 100,000,000, plus
0.25%     of amounts over                     $ 500,000,000

computed as of the close of business each business day and paid daily.

         During the fiscal year ended September 30, 1993, the Fund paid or accrued to Keystone investment management and administrative services fees of $1,027,987, which represented 0.60% of the Fund's average net assets.

         During the fiscal year ended September 30, 1994, the Fund paid or accrued to Keystone investment management and administrative services fees of $735,254, which represented 0.60% of the Fund's average net assets.

         During the fiscal year ended September 30, 1995, the Fund paid or accrued to Keystone investment management and administrative services fees of $605,247, which represented 0.64% of the Fund's average net assets.

         Currently, Keystone has voluntarily agreed to limit annual expenses of each of the Fund's Class A, B and C shares to 0.90%, 1.65%, and 1.65% of average net class assets, respectively. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the foregoing expense limitations and may modify or terminate them in the future. In accordance with voluntary expense limitations in place during the fiscal year ended September 30, 1995, Keystone reimbursed the Fund $65,140, $421,990, and $15,875 for Class A, B and C shares, respectively. Keystone does not intend to seek repayment for these amounts. Keystone, from time to time, will make determinations whether to continue these limits and, if so, at what rates. Keystone will not be required to reimburse the Fund for amounts in excess of an expense limit if such reimbursement would result in the Fund's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended.

         The Fund is subject to certain annual state expense limitations the most restrictive of which is currently:

         2.5% of the first $30 million of a Fund's average net assets; 2.0% of the next $70 million of a Fund's average net assets; and 1.5% of a Fund's average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the fees arising under the Fund's Distribution Plans, are not included in the calculation of the state expense limitation. This limitation may be modified or eliminated in the future.

         The Advisory Agreement continues in effect if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares of the Fund and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares of the Fund. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.


--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the
     Fund; Chairman of the Board, President, Director and Chief Executive Officer of Keystone Investments; President, Chief Executive Officer and Trustee or Director of all 30 funds in the Keystone Investments Family of Funds; Director and Chairman of the Board, Chief Executive Officer and Vice Chairman of Keystone; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") (formerly named Keystone Investment Management Corporation) and Keystone Fixed Income Advisors ("KFIA"); Director, Chairman of the Board, Chief Executive Officer and President of Keystone Management and Keystone Software Inc. ("Keystone Software"); former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Director of the Principal Underwriter, KIRC, and Fiduciary Investment Company, Inc. ("FICO"); former Director and Vice President of Robert Van Partners, Inc.; Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of
     Keystone Investments; Chairman of the Board and Trustee or Director of all other Keystone Investments Funds; former Director and Chairman of the Board of Hartwell Keystone; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; Executive Director, Coalition of Essential Schools, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; and former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional, and FICO; Treasurer and Director of Keystone Management, and Keystone Software; former Treasurer and Director of Hartwell Keystone; former Treasurer of Robert Van Partners, Inc.; Vice President and Treasurer of KFIA; and Director of KIRC.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; and President of Keystone.

J. KEVIN KENELEY: Treasurer of the Fund; Treasurer of all other Funds in the Keystone Investments Family of Funds; Vice President of Keystone Investments, Keystone, the Principal Underwriter, FICO and Keystone Software.

CHRISTOPHER P. CONKEY: Vice President of the Fund; Vice President of certain other Keystone Investments Funds; and Senior Vice President of Keystone.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
     Vice President and Secretary of all other Keystone Investments Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC; former Senior Vice President and Secretary of Hartwell Keystone, and Robert Van Partners, Inc.; Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended September 30, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees received no retainers and fees from the Fund. Aggregate compensation paid by all funds in the Keystone Investments Family of Funds (which includes 30 mutual funds) for the calendar year ended December 31, 1995 totalled $450,716. On October 31, 1995, the Trustees and officers of the Fund as a group owned less than 1.0% of the Fund's then outstanding shares.

         The address of all the Fund's Trustees and officers is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------
                             PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         Pursuant to principal underwriting agreements between the Fund and the Principal Underwriter (the "Underwriting Agreements"), the Principal Underwriter acts as the Fund's principal underwriter. The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034, is a wholly-owned subsidiary of Keystone. The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, the Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares in accordance with the provisions of the Declaration of Trust, By-Laws, the current prospectus and statement of additional information of the Fund. All orders are subject to acceptance by the Fund, and the Fund reserves the right in its sole discretion to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

          Under the Underwriting Agreements, the Fund has agreed to pay all expenses in connection with registration of Fund shares with the Commission and auditing and filing fees in connection with registration of such shares under the various state "blue-sky" laws. The Principal Underwriter assumes the cost of sales literature and preparation of prospectuses used by it and certain other expenses.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund's shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         The Principal Underwriter has agreed that it will in all respects duly conform with all state and federal laws applicable to the sale of the Fund's shares and will indemnify and hold harmless the Fund and each person who has been, is or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         The Underwriting Agreements provide that they will remain in effect as long as their terms and continuance are approved by a majority of Independent Trustees of the Fund and a majority of the Fund's Rule 12b-1 Trustees at least annually in accordance with the 1940 Act and rules and regulations thereunder.

         The Underwriting Agreements may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or the Principal Underwriter or terminated by a vote of a majority of outstanding shares of the Fund. The Underwriting Agreements will terminate automatically upon their "assignment" as that term is defined in the 1940 Act.


--------------------------------------------------------------------------------
                                   BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are are weighed by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund or Keystone is considered to be in addition to and not in lieu of services required to be performed by Keystone under the Advisory Agreement. The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with
Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone does follow such a practice, it will do so on a basis which is fair and equitable to the Fund.

         The Fund expects that purchases and sales of Mortgage Securities and short-term instruments usually will be principal transactions. Mortgage Securities and short-term instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the purchase directly from an issuer of certain securities for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group.

         Neither Keystone nor the Fund intends to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made independently by Keystone from those of the other funds and investment accounts managed by Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula that is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

         For the fiscal years ended September 30, 1995, 1994 and 1993, the Fund paid no brokerage commissions.

         In no instance are portfolio securities purchased from or sold to Keystone, the Principal Underwriter or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.


--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated December 19, 1990. The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust (the "Declaration of Trust") has been filed as an exhibit to the Fund's Registration Statement. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are transferable, redeemable and fully assignable as collateral. There are no sinking fund provisions. Generally, the Fund currently issues three classes of shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Massachusetts courts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. The possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. Shares of the Fund are entitled to one vote per share on matters subject to vote by the Fund, such as investment advisory agreements. Shares generally vote together as one class on election of Trustees and selection of accountants. Classes of shares of the Fund have equal voting rights except that each of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting to elect Trustees no further meetings of shareholders for the purpose of electing Trustees will be held unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The total return for Class A shares for the period December 30, 1994 (date of initial offering) through the fiscal period ended September 30, 1995 was 3.17% (including any applicable sales charge).

         The compounded average annual rates of return for Class B and Class C shares for the fiscal year ended September 30, 1995 were 2.81% and 5.93%, respectively (including any applicable sales charge). The compounded average annual rates of return for Class B and Class C shares for the respective periods beginning on commencement of class operations through September 30, 1995 were 3.92% and 3.61%, respectively (including any applicable sales charge).

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any.

         The Fund's current yields for Class A, Class B and Class C for the 30-day period ended September 30, 1995 were 5.63%, 5.20% and 5.19%, respectively.

         Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.

         The Fund may also include comparative performance information in advertising or marketing the Fund's yield or total return for any future period.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. State Street performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Fund.

         Keystone Investor Resource Center, Inc., 101 Main Street, Cambridge, Massachusetts 02142, a wholly-owned subsidiary of Keystone, acts as transfer and dividend disbursing agent for the Fund.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         As of October 31, 1995, Great Amearican Federal Savings and Loan, Attn:
Mr. Raymond G. Suchta, 4750 Clairton Blvd., Pittsburgh, PA 55236-2116 owned of record 27.440% of the Fund's outstanding Class A shares; and Merrill Lynch Pierce, Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr, E 3rd FL, Jacksonville, FL 32246-6484, owned of record 12.720% of the Fund's outstanding Class A shares.

         As of October 31, 1995, Merrill Lynch Pierce, Fenner & Smith, Attn:
Book Entry, 4800 Deer Lake Dr, E 3rd FL, Jacksonville, FL 32246-6484, owned of record 15.132% of the Fund's outstanding Class B shares.

         As of October 31, 1995, Merrill Lynch Pierce, Fenner & Smith, Inc.,
Attn: Book Entry, 4800 Deer Lake Dr., E 3rd FL, Jacksonville, FL 32246-6486, owned of record 12.797% of the Fund's outstanding Class C shares.

         The Fund's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of 15 different investment companies in the Keystone America Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Family includes the following funds having the various investment objectives described below:

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE HARTWELL GROWTH FUND - Seeks capital appreciation by investment in securities selected for their long-term growth prospects.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying quality common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE STATE TAX FREE FUND - A mutual fund currently offering five separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND-SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds.

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

KEYSTONE FUND OF THE AMERICAS - Seeks long term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long term capital growth by investing primarily in equity securities.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

         This Appendix is solely intended to provide additional investment information and is qualified in its entirety by the information and language contained in the Fund's prospectus.


                           U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include (i) a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and (ii) securities issued by GNMA. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S. government.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and FNMA.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by FNMA, a private corporation, are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide support to an instrumentality it sponsors. U.S. government securities held by the Fund do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.


               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into financial futures contracts as a hedge against changes in prevailing levels of interest rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest rates.

         For example, when the Fund anticipates a significant change in interest rates, it will purchase a financial futures contract as a hedge against not participating in such change in interest rates at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of financial futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell financial futures contracts in anticipation of or in a general interest rate decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association ("GNMA") certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS, OTHER THAN STOCK INDEX BASED

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable the initial margin of the Fund and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON FINANCIAL FUTURES

         The Fund intends to purchase call and put options on financial futures contracts and sell such options to terminate an existing position. Options on futures are similar to options on stocks except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on financial futures contracts in connection with hedging strategies. In the future, when permitted by applicable law, the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of call options on financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract or option is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and credit-worthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.



#10160660

SCHEDULE OF INVESTMENTS--September 30, 1995

                                                                 Interest   Maturity      Face        Market
                                                                    Rate      Date       Amount        Value
===============================================================================================================
ADJUSTABLE RATE MORTGAGE SECURITIES (91.9%)
FHLMC (38.5%)
  FHLMC Pool #605386, Cap 12.890%, Margin 2.114% + CMT,
    Resets Annually                                                7.736%  09/01/17  $ 2,809,768    $ 2,886,587
  FHLMC Pool #605343, Cap 13.604%, Margin 2.125% + CMT,
    Resets Annually                                                7.782   03/01/19    3,547,819      3,645,384
  FHLMC Pool #645062, Cap 14.110%, Margin 2.337% + CMT,
    Resets Annually                                                7.788   05/01/19      252,823        257,326
  FHLMC Pool #785114, Cap 13.280%, Margin 2.125% + CMT,
    Resets Annually                                                8.204   07/01/19      209,845        215,976
  FHLMC Pool #865220, Cap 15.060%, Margin 2.345% + CMT,
    Resets Annually                                                7.785   04/01/20    1,062,056      1,080,217
  FHLMC Pool #785147, Cap 12.783%, Margin 2.015% + CMT,
    Resets Annually                                                7.988   05/01/20       93,813         95,000
  FHLMC Pool #845039, Cap 12.463%, Margin 2.080% + CMT,
    Resets Annually                                                7.612   10/01/21    5,479,396      5,623,230
  FHLMC Pool #606679, Cap 12.052%, Margin 2.159% + CMT,
    Resets Annually                                                7.566   10/01/21    2,098,487      2,154,222
  FHLMC Pool #845049, Cap 12.678%, Margin 2.183% + CMT,
    Resets Annually                                                7.767   11/01/21    1,590,569      1,637,292
  FHLMC Pool #845063, Cap 12.050%, Margin 2.174% + CMT,
    Resets Annually                                                7.750   11/01/21    4,974,545      5,120,673
  FHLMC Pool #845070, Cap 11.924%, Margin 2.127% + CMT,
    Resets Annually                                                7.691   01/01/22    7,088,968      7,323,791
  FHLMC Pool #845082, Cap 12.350%, Margin 1.997% + CMT,
    Resets Annually                                                7.687   03/01/22    2,615,112      2,677,221
---------------------------------------------------------------------------------------------------------------
TOTAL FHLMC                                                                                          32,716,919
===============================================================================================================
FNMA (53.4%)
  FNMA Pool #094564, Cap 15.859%, Margin 1.975% + CMT,
    Resets Annually                                                7.551   01/01/16    3,200,836      3,283,866
  FNMA Pool #092086, Cap 15.445%, Margin 2.075% + CMT,
    Resets Annually                                                8.208   10/01/16    1,248,478      1,276,569
  FNMA Pool #070033, Cap 14.352%, Margin 1.750% + CMT,
    Resets Annually                                                7.335   10/01/17    1,016,146      1,033,929
  FNMA Pool #070119, Cap 12.021%, Margin 2.000% + CMT,
    Resets Annually                                                7.802   11/01/17    4,056,580      4,185,883
  FNMA Pool #062610, Cap 12.750%, Margin 2.125% + CMT,
    Resets Annually                                                8.125   06/01/18      481,151        497,991
  FNMA Pool #090678, Cap 13.136%, Margin 2.177% + CMT,
    Resets Annually                                                7.747   09/01/18    5,693,198      5,883,579

See Notes to Schedule of Investments.                 (continued on next page)

-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

SCHEDULE OF INVESTMENTS--September 30, 1995

                                                                 Interest   Maturity      Face        Market
                                                                   Rate       Date       Amount        Value
===============================================================================================================
FNMA (continued)
  FNMA Pool #124015, Cap 13.307%, Margin 1.817% + CMT,
    Resets Annually                                                7.580%  11/01/18  $ 2,178,811    $ 2,221,363
  FNMA Pool #114714, Cap 12.603%, Margin 1.750% + CMT,
    Resets Annually                                                7.441   03/01/19      427,887        435,507
  FNMA Pool #105007, Cap 13.165%, Margin 2.030% + CMT,
    Resets Annually                                                7.940   07/01/19      393,903        399,568
  FNMA Pool #095405, Cap 13.738%, Margin 2.068% + CMT,
    Resets Annually                                                7.853   12/01/19    2,252,023      2,318,176
  FNMA Pool #102905, Cap 13.071%, Margin 2.000% + CMT,
    Resets Annually                                                8.025   07/01/20    1,127,214      1,155,744
  FNMA Pool #124289, Cap 13.425%, Margin 2.005% + CMT,
    Resets Annually                                                7.696   09/01/21   10,673,033     10,956,509
  FNMA Pool #124204, Cap 13.506%, Margin 2.026% + CMT,
    Resets Annually                                                7.644   01/01/22    2,606,214      2,682,785
  FNMA Pool #238847, Cap 13.334%, Margin 2.317% + CMT,
    Resets Annually                                                8.023   06/01/31    8,775,760      9,082,912
---------------------------------------------------------------------------------------------------------------
TOTAL FNMA                                                                                           45,414,381
===============================================================================================================
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (COST--$78,479,966)                                        78,131,300
===============================================================================================================
FIXED RATE MORTGAGE SECURITIES (3.6%)
FHLMC (1.2%)
  FHLMC CMO, Series 11 Class 11C (Est. Mat. 1997) (b)              9.500   04/15/19       47,275         48,560
  FHLMC CMO, Series 41 Class 41E (Est. Mat. 1996) (b)             10.000   08/15/19      968,164        977,545
---------------------------------------------------------------------------------------------------------------
TOTAL FHLMC                                                                                           1,026,105
===============================================================================================================
FNMA (1.6%)
  FNMA Pool #058442                                               11.000   01/01/18    1,263,837      1,392,445
---------------------------------------------------------------------------------------------------------------
GNMA (0.8%)
  GNMA Pool #265405                                               10.000   03/15/04      142,567        149,828
  GNMA Pool #265615                                               10.000   03/15/04       43,598         45,818
  GNMA Pool #272915                                               10.000   04/15/04       57,335         60,255
  GNMA Pool #185579                                               10.000   05/15/04       46,914         49,304
  GNMA Pool #258327                                               10.000   05/15/04      168,026        176,584
  GNMA Pool #258340                                               10.000   05/15/04      147,770        155,296
---------------------------------------------------------------------------------------------------------------
TOTAL GNMA                                                                                              637,085
===============================================================================================================
TOTAL FIXED RATE MORTGAGE SECURITIES (COST--$3,093,211)                                               3,055,635
===============================================================================================================

See Notes to Schedule of Investments.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--September 30, 1995

                                                                 Interest   Maturity      Face        Market
                                                                   Rate       Date       Amount        Value
===============================================================================================================
U.S. GOVERNMENT ISSUES (2.1%)
  U.S. Treasury Notes (Cost--$1,753,555)                           6.000%  08/31/97  $ 1,750,000    $ 1,754,375
---------------------------------------------------------------------------------------------------------------
                                                                                        Maturity
                                                                                         Value
===============================================================================================================
REPURCHASE AGREEMENT (1.4%)
Keystone Joint Repurchase Agreement (Investments in
  repurchase agreements, in a joint trading account,
  purchased 9/29/95) (c) (Cost--$1,223,000)                        6.391   10/02/95    1,223,651      1,223,000
===============================================================================================================
TOTAL INVESTMENTS (COST--$84,549,732) (a)                                                            84,164,310
===============================================================================================================
OTHER ASSETS AND LIABILITIES--NET (1.0%)                                                                881,874
===============================================================================================================
NET ASSETS (100.0%)                                                                                 $85,046,184
===============================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical to book basis. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at September 30, 1995 are as follows:

Gross unrealized appreciation                 $  76,897
Gross unrealized depreciation                  (462,319)
                                               --------
Net unrealized appreciation (depreciation)    $(385,422)
                                               ========

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected pre-payment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates. These estimated maturity dates are unaudited.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1995.

Legend of Portfolio Abbreviations:

CMO--Collateralized Mortgage Obligation

CMT--1, 3, or 5 year Constant Maturity Treasury Index

FHLMC--Federal Home Loan Mortgage Corporation

FNMA--Federal National Mortgage Association

GNMA--Government National Mortgage Association

See Notes to Financial Statements.

-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                         December 30, 1994
                                                         (Date of Initial
                                                        Public Offering) to
                                                        September 30, 1995
=============================================================================
Net asset value beginning of period                          $  9.51
-----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.46
Net realized and unrealized gain (loss) on
  investments                                                   0.14
-----------------------------------------------------------------------------
Total from investment operations                                0.60
-----------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (0.42)
In excess of net investment income                             (0.01)
-----------------------------------------------------------------------------
Total distributions                                            (0.43)
-----------------------------------------------------------------------------
Net asset value end of period                                $  9.68
=============================================================================
Total return (a)                                                6.36%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (b)                                             0.86%(c)(d)
 Net investment income                                          6.37%(d)
Portfolio turnover rate                                           67%
-----------------------------------------------------------------------------
Net assets end of period (thousands)                         $19,293
=============================================================================

(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 1.27% (annualized) for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995.

(c) "Ratio of total expenses to average net assets" for the period ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995, the expense ratio would have been 0.82% (annualized).

(d) Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                         July 1, 1991
                                                                                         (Commencement
                                                                                       of Operations) to
                                                    Year Ended September 30,             September 30,
                                              1995      1994       1993       1992           1991
========================================================================================================
Net asset value beginning of year           $  9.62   $   9.91    $   9.88    $  10.06       $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                          0.52       0.47        0.45        0.58          0.18
Net realized and unrealized gain (loss)
  on investments                               0.03      (0.41)      (0.05)      (0.21)         0.06
--------------------------------------------------------------------------------------------------------
Total from investment operations               0.55       0.06        0.40        0.37          0.24
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.48)     (0.34)      (0.37)      (0.55)        (0.18)
In excess of net investment income            (0.01)     (0.01)          0           0             0
--------------------------------------------------------------------------------------------------------
Total distributions                           (0.49)     (0.35)      (0.37)      (0.55)        (0.18)
--------------------------------------------------------------------------------------------------------
Net asset value end of year                 $  9.68   $   9.62    $   9.91    $   9.88       $ 10.06
========================================================================================================
Total return (a)                               5.81%      0.58%       4.16%       3.71%         2.43%
Ratios/supplemental data
Ratios to average net assets:
  Total expenses (b)                           1.53%(c)   1.50%       1.50%       1.36%         1.19%(d)
  Net investment income                        5.46%      4.05%       4.44%       5.50%         6.42%(d)
Portfolio turnover rate                          67%        34%         60%         41%            2%
--------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)          $62,998    $95,761    $144,725    $186,742       $25,769
========================================================================================================


(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.09%, 1.93%, 1.94%, 2.03%, and 3.19% (annualized) for the years ended September 30, 1995, 1994, 1993, 1992, and the period July 1, 1991 (Commencement of Operations) to September 30, 1991, respectively.

(c) "Ratio of total expenses to average net assets" for the year ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 1.50%.

(d) Annualized.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                            February 1, 1993
                                                           Year Ended       (Date of Initial
                                                          September 30,    Public Offering) to
                                                         1995      1994    September 30, 1993
==============================================================================================
Net asset value beginning of year                       $ 9.60    $ 9.90          $ 9.82
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.52      0.40            0.23
Net realized and unrealized gain (loss) on
  investment                                              0.04     (0.35)           0.09
----------------------------------------------------------------------------------------------
Total from investment operations                          0.56      0.05            0.32
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (0.48)    (0.34)          (0.24)
In excess of net investment income                       (0.01)    (0.01)              0
----------------------------------------------------------------------------------------------
Total distributions                                      (0.49)    (0.35)          (0.24)
----------------------------------------------------------------------------------------------
Net asset value end of year                             $ 9.67 $    9.60          $ 9.90
==============================================================================================
Total return (a)                                          5.93%     0.48%           3.28%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (b)                                       1.53%(c)  1.50%           1.50%(d)
 Net investment income                                    5.51%     4.08%           2.91%(d)
Portfolio turnover rate                                     67%       34%             60%
----------------------------------------------------------------------------------------------
Net assets end of year (thousands)                      $2,755    $2,874          $2,077
==============================================================================================

(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.08%, 1.94% and 1.67% (annualized) for the years ended September 30, 1995, 1994 and the period February 1, 1993 (Date of Initial Public Offering) to September 30, 1993, respectively.

(c) "Ratio of total expenses to average net assets" for the year ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 1.50%.

(d) Annualized.

See Notes to Financial Statements.

-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

===================================================================
Assets (Notes 1 and 4):
 Investments at market value (identified
   cost--$84,549,732)                                  $84,164,310
 Cash                                                          851
 Receivable for:
  Principal paydown                                        708,751
  Interest                                                 754,978
  Fund shares sold                                          24,140
 Due from Investment Advisor                                53,272
 Unamortized organization expenses                           3,896
 Prepaid expenses and other assets                           3,734
-------------------------------------------------------------------
   Total assets                                         85,713,932
-------------------------------------------------------------------
Liabilities (Notes 2 and 4):
 Payable for:
  Fund shares redeemed                                     187,990
  Distributions to shareholders                            408,294
 Commissions payable to Principal Underwriter                5,625
 Transfer agent fees payable                                12,781
 Accrued reimbursable expenses                               2,001
 Other accrued expenses                                     51,057
-------------------------------------------------------------------
   Total liabilities                                       667,748
-------------------------------------------------------------------
Net assets                                             $85,046,184
===================================================================
Net assets represented by (Note 1):
 Paid-in capital                                       $92,980,379
 Distributions in excess of net investment income         (415,117)
 Accumulated net realized gain (loss) on
  investments                                           (7,133,656)
 Net unrealized appreciation (depreciation) on
   investments                                            (385,422)
-------------------------------------------------------------------
   Total net assets                                    $85,046,184
-------------------------------------------------------------------
Net Asset Value (Notes 1 and 2):
 Class A Shares
  Net assets of $19,293,209/1,993,700 shares
    outstanding                                              $9.68
  Offering price per share ($9.68/0.97) (based on
    a sales charge of 3.00% of the offering price
    at September 30, 1995)                                     $9.98
 Class B Shares
  Net assets of $62,997,920/6,509,082 shares
    outstanding                                              $9.68
 Class C Shares
  Net assets of $2,755,055/285,040 shares
    outstanding                                              $9.67
===================================================================

STATEMENT OF OPERATIONS
Year Ended September 30, 1995

===================================================================
Investment income (Note 1):
 Interest                                           $ 6,619,373
-------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                       $  605,247
 Transfer agent fees                     177,284
 Accounting, auditing, and legal
   fees                                   50,970
 Custodian fees                           83,965
 Printing                                 22,535
 Distribution Plan expenses              825,370
 Registration fees                        53,531
 Amortization of organization
   expenses                               12,215
 Insurance expenses                        4,906
 Miscellaneous                             9,060
 Reimbursement from investment
   adviser                              (503,005)
-------------------------------------------------------------------
  Total expenses                       1,342,078
 Less: Expenses paid indirectly
   (Note 4)                              (30,773)
-------------------------------------------------------------------
  Net expenses                                        1,311,305
-------------------------------------------------------------------
 Net investment income                                5,308,068
-------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments (Notes 1 and 3):
 Net realized gain (loss) on
   investments                                       (1,162,200)
 Net change in unrealized
   appreciation (depreciation) on
   investments                                        1,169,382
-------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                                  7,182
-------------------------------------------------------------------
 Net increase (decrease) in net
  assets  resulting from operations                 $ 5,315,250
===================================================================

See Notes to Financial Statements.

-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Year ended September 30,
                                                                                           1995           1994
===================================================================================================================
Operations (Notes 1 and 3):
  Net investment income                                                               $  5,308,068    $  4,985,154
  Net realized gain (loss) on investments                                               (1,162,200)     (1,149,491)
  Net change in unrealized appreciation (depreciation) on
    investments                                                                          1,169,382      (3,057,603)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                      5,315,250         778,060
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1):
  Net investment income:
   Class A Shares                                                                         (909,585)              0
   Class B Shares                                                                       (3,706,229)     (4,106,725)
   Class C Shares                                                                         (143,406)       (110,103)
  In excess of net investment income:
   Class A Shares                                                                          (26,148)              0
   Class B Shares                                                                         (106,543)       (102,697)
   Class C Shares                                                                           (4,122)         (3,081)
-------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                 (4,896,033)     (4,322,606)
-------------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Shares issued in connection with acquisition of Keystone America
    Capital Preservation and Income Fund--Class A (Note 5)                              23,825,980               0
  Proceeds from shares sold:
   Class A Shares                                                                          699,481               0
   Class B Shares                                                                       26,668,622       5,381,706
   Class C Shares                                                                        1,440,686       4,231,471
  Payments for shares redeemed:
   Class A Shares                                                                       (6,023,682)              0
   Class B Shares                                                                      (62,204,625)    (53,383,466)
   Class C Shares                                                                       (1,696,123)     (3,402,642)
  Net asset value of shares issued in reinvestment of dividends and distributions:
   Class A Shares                                                                          689,075               0
   Class B Shares                                                                        2,480,740       2,480,644
   Class C Shares                                                                          111,984          69,654
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from capital
      share transactions                                                               (14,007,862)    (44,622,633)
-------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                            (13,588,645)    (48,167,179)
-------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                     98,634,829     146,802,008
-------------------------------------------------------------------------------------------------------------------
  End of year [including distributions in excess of net investment income as follows: September 30, 1995--($415,117), September
    30, 1994--($327,922)] (Note 1)                                                    $ 85,046,184    $ 98,634,829
===================================================================================================================

See Notes to Financial Statements.

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Capital Preservation and Income Fund (formerly Keystone America Capital Preservation and Income Fund II) (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Advisor and Manager. The Fund was organized on December 19, 1990 and had no operations prior to July 1, 1991. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company.

The Fund currently offers three classes of shares. Class A shares are sold subject to a maximum sales charge of 3.00% of the amount invested payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when the shares were purchased and how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase, and are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. U.S. Government agency securities and certificates are traded in the over-the-counter market and are valued at the mean of bid and asked prices at the time of valuation. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. All other securities for which market quotations are readily available are valued at current market value. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded by the Fund at the close of business on the ex-dividend date.

-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

C. The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code. Any distribution which is declared before December 31 and paid before the next February 1 will be taxable to the shareholder in the year declared.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period, redemption proceeds will be reduced by any amortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

F. The Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare and distribute all net realized long-term capital gains, if any, to shareholders annually.

   Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

   Differences between book basis net investment income available for distribution and tax basis net investment income available for distribution are primarily attributable to differences in the treatment of paydown gains and losses.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

-------------------------------------------------------------------------------

                                          Class A Shares
                                        December 30, 1994
                                (Date of Initial Public Offering)
                                      to September 30, 1995
------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Keystone America
  Capital Preservation
  and Income Fund
  (Note 5)                                  2,506,041
Shares sold                                    72,460
Shares redeemed                              (656,221)
Shares issued in
  reinvestment of
  dividends and
  distributions                                71,420
------------------------------------------------------------------------
Net increase
  (decrease)                                1,993,700
========================================================================

                                Class B Shares
                          --------------------------
                           Year Ended September 30,
                             1995           1994
----------------------------------------------------
Shares sold                2,758,618        549,945
Shares redeemed           (6,464,191)    (5,448,882)
Shares issued in
  reinvestment of
  dividends and
  distributions              257,649        253,073
----------------------------------------------------
Net increase
  (decrease)              (3,447,924)    (4,645,864)
====================================================

                              Class C Shares
                          ----------------------
                         Year Ended September 30,
                            1995         1994
------------------------------------------------
Shares sold                150,700      432,197
Shares redeemed           (176,498)    (349,958)
Shares issued in
  reinvestment of
  dividends and
  distributions             11,638        7,141
------------------------------------------------
Net increase
  (decrease)               (14,160)      89,380
================================================

    The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses for the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by the such others and remaining outstanding on the Fund's books for specified periods.

   The Class B Distribution Plan provides for payment at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses for the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 2.75% of the value of each share sold plus the first year's service in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 3% of amounts redeemed during the first 12 months following the date of purchase to 1% of amounts redeemed during the fourth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for 8 years following the month of pur-

-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund


chase will automatically convert to Class A shares without a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") plus service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the books of the Fund for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Independent Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   During the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995, the Fund paid or accrued to KIDC $34,962 under its Class A Distribution Plan. During the year ended September 30, 1995, the Fund paid or accrued to KIDC $759,804 for Class B shares sold prior to June 1, 1995 and $1,553 for Class B shares sold on or after June 1, 1995. During the year ended September 30, 1995, the Fund paid or accrued $29,051 under its Class C Distribution Plan. These amounts represent 0.22% (annualized), 1.00% and 1.00%, respectively, of the average daily net assets of Class A, B and C.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans are $8,487,962 for Class B shares purchased prior to June 1, 1995 and $42,766 for Class B shares purchased on or after June 1, 1995 and $380,401 for Class C shares. These amounts represent 13.54% and 13.81% of the net assets of Classes B and C, respectively, as of September 30, 1995.

(3.) Securities Transactions

As of September 30, 1995 the Fund had a capital loss carryover for federal income tax purposes of approximately $6,867,000 which expires as follows:
$59,000 in 1999, $34,000 in 2000, $5,935,000 in 2001, $197,000 in 2002, and
$642,000 in 2003.

   Purchases and sales of investment securities (including proceeds received at maturity) for the year ended September 30, 1995 were as follows:

                           Cost of        Proceeds
                          Purchases      From Sales
----------------------------------------------------
Portfolio securities    $ 60,428,326    $ 73,066,544
Short-term
  investments            487,450,000     487,848,000
----------------------------------------------------
                        $547,878,326    $560,914,544
====================================================

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provided investment advisory and management services to the Fund for the year ended September 30,

-------------------------------------------------------------------------------


1995. In return, Keystone was paid a management fee computed and payable daily calculated at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund. During the year ended September 30, 1995 the Fund paid or accrued to Keystone investment management and advisory services fees of $605,247, which represented 0.64% of the Fund's average net assets.

   During the year ended September 30, 1995, the Fund paid or accrued to KII $17,744 as reimbursement for the cost of certain accounting and printing services provided to the Fund and $177,284 was paid or accrued to KIRC for transfer agent fees.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund assets, 2.0% of the next $70 million of Fund assets, and 1.5% of Fund assets over $100 million.

   Keystone voluntarily agreed to reimburse all expenses incurred by the Fund in excess of certain expense limitations. In accordance with this voluntary expense limitation, Keystone reimbursed the Fund $65,140 for Class A Shares for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995. For the year ended September 30, 1995 Keystone reimbursed the Fund $421,990 and $15,875 for Class B Shares and Class C Shares, respectively. Keystone does not intend to seek repayment for these amounts.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1995, the Fund paid custody fees in the amount of $53,192 and received a credit of $30,773 pursuant to the expense offset arrangement, resulting in a total expense of $83,965. The assets deposited with the custodian under this expense offset arrangement could have been invested in an income- producing asset.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees of the Fund receive no compensation for their services.

(5.) Fund Reorganization

On December 30, 1994, the Fund acquired the net assets of Keystone America Capital Preservation and Income Fund in exchange for Class A Shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone America Capital Preservation and Income Fund on December 30, 1994. The acquisition was accomplished by a tax-free exchange of 2,506,041 shares of the Fund for the net assets of Keystone America Capital Preservation and Income Fund. The net assets of Keystone America Capital Preservation and Income Fund on that date including $301,751 of unrealized depreciation on investments, were combined with the Fund. The aggregate net assets of the Fund and Keystone America Capital Preservation and Income Fund immediately before the acquisition were $91,920,877 and $23,825,980, respectively. The net assets of the Fund immediately after the acquisition was $115,746,857.

-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund


INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Capital Preservation and Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Capital Preservation and Income Fund (formerly Keystone America Capital Preservation and Income Fund II) including the schedule of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the period from December 30, 1994 (Date of Initial Public Offering) to September 30, 1995 for Class A Shares, for each of the years in the four-year period then ended and the period from July 1, 1991 (Commencement of Operations) to September 30, 1991 for Class B Shares and for each of the years in the two-year period then ended and the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Capital Preservation and Income Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two- year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
October 27, 1995

-------------------------------------------------------------------------------


FEDERAL TAX STATUS--Fiscal 1995 Distributions (Unaudited)

   During the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995, dividends of $0.43 per share were paid or are payable to shareholders of Class A. During the fiscal year ended September 30, 1995, dividends of $0.49 per share were paid or are payable to shareholders of Class B and Class C shares. These dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and none are eligible for the corporate dividends received deduction. In January 1996, we will send you information on the distributions paid during the calendar year to help you in completing your federal tax return.